UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Poniard Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount previously paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

Poniard Pharmaceuticals, Inc.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 9, 2011

The Proxy Statement, Annual Report and other proxy materials are available at: http://www.proxyvoting.com/pard

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 30, 2011 to facilitate timely delivery.

PONIARD PHARMACEUTICALS TM

TO REQUEST PAPER COPIES OF PROXY MATERIALS:

(please reference your 11-digit control number when requesting materials)

By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.

Telephone: 1-888-313-0164

(outside of the U.S. and Canada call 201-680-6688).

Email: shrrelations@bnymellon.com

(you must reference your 11-digit control number in your email)

Internet: http://www.proxyvoting.com/pard

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE

This is not a proxy card. You cannot use this notice to vote your shares.

Dear Poniard Shareholder:

The 2011 Annual Meeting of Shareholders of Poniard Pharmaceuticals, Inc. (the “Company”) will be held at the offices of Bay City Capital, located at 750 Battery Street, Suite 400, San Francisco, California 94111, on Thursday, June 9, 2011, at 9:00 a.m., Pacific Time.

Proposals to be considered at the Annual Meeting:

1. To elect ten members to the Board of Directors;

2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2011;

3. To approve the amendment of the Company’s Amended and Restated Articles of Incorporation to effect a reverse stock split of the Company’s outstanding common stock at an exchange ratio between 1-for-15 and 1-for-25, as determined by the Company’s Board of Directors; and

4. To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve Proposal 3.

The Board of Directors recommends a vote “FOR” the above items.

The Board of Directors has fixed the close of business on April 11, 2011 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO

VOTE YOUR PROXY ELECTRONICALLY.

95890

Shareholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting.

Meeting Location:

Bay City Capital 750 Battery Street Suite 400

San Francisco, California 94111

The following materials are available for you to review online:

the Company’s 2011 Proxy Statement (including all attachments thereto);

the Company’s Annual Report for the year ended December 31, 2010 (which is not deemed to be part of the official proxy soliciting materials); and

any amendments to the foregoing materials that are required to be furnished to shareholders.

To request a paper copy of the Proxy Materials:

(you must reference your 11-digit control number located on the reverse side of this form)

Telephone: 1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688)

Email: shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)

Internet: http://www.proxyvoting.com/pard

The Proxy Materials for Poniard Pharmaceuticals, Inc. are available to review at:

http://www.proxyvoting.com/pard

Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET

We encourage you to review the proxy materials online before voting.

Use the Internet to vote your shares. On the landing page of the above website in the box labeled “To Vote Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares.

Have this notice in hand when you access the website.

You will need to reference the 11-digit control number located on the reverse side.

95890